UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6709

Name of Registrant: Vanguard Florida Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2009 – November 30, 2010

Item 1: Reports to Shareholders

Vanguard Florida Long-Term
Tax-Exempt Fund Annual Report

November 30, 2010

> After generating exceptional results a year ago, tax-exempt municipal bonds generally posted low- to mid-single-digit returns for the 2010 fiscal year.

> Vanguard Florida Long-Term Tax-Exempt Fund returned 4.71% for Investor Shares and 4.79% for Admiral Shares in the 12 months ended November 30, 2010.

> The fund’s long-term performance remained ahead of the average result for its peers.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2010
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	3.64%	5.60%	4.36%	0.35%	4.71%
Admiral™ Shares	3.72	5.72	4.44	0.35	4.79
Barclays Capital 10 Year Municipal Bond Index					5.51
Spliced Other States Municipal Debt Funds
Average					4.08

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2009 , Through November 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	$11.31	$11.35	$0.488	$0.000
Admiral Shares	11.31	11.35	0.497	0.000

Chairman’s Letter

Dear Shareholder:

Traditionally, municipal bonds have often been seen as the investment equivalent of your grandfather’s sedan—staid but generally safe and reliable. After staging an impressive recovery a year ago, munis were indeed fairly steady in the 2010 fiscal year—until a late-summer rally, which was followed by a sharp reversal. November was the most volatile month in the municipal market since the financial crisis erupted in the fall of 2008.

Still, despite a decline of more than 2% in November, Vanguard Florida Long-Term Tax-Exempt Fund returned more than 4% for the 12 months ended November 30. Almost all of the fund’s return came from income rather than capital appreciation. The fund outperformed the average return of competing funds, but trailed its national benchmark index.

On November 30, the fund’s 30-day SEC yield for Investor Shares was 3.64%, down slightly from a year earlier. The taxable-equivalent yield for Investor Shares was 5.60% for investors in the highest federal income tax bracket. The Admiral Shares’ yield was a bit higher.

Note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, the fund owned no securities that would generate income distributions subject to the AMT.

Also, please note that as part of our ongoing efforts to lower the cost of investing for all of our clients, we have broadened the availability of our lower-cost Admiral Shares, reducing the Admiral minimums for most of our actively managed funds from $100,000 to $50,000.

Bonds produced good returns amid fiscal and monetary drama
Although global stock markets produced superior returns, bond markets provided the more dramatic setting in the past year. The yield of the 10-year U.S. Treasury note declined sharply as a variety of forces—including Europe’s sovereign debt crisis and anticipation that the Federal Reserve would begin a new round of Treasury buying—drove investors into low-yielding government bonds.

The municipal bond market contended with somewhat sensational headlines about the strains on state and local budgets, and also with changes in the composition of the bond supply resulting largely from the fast-growing issuance of Build America Bonds (BABs). The broad U.S. bond market returned about 6% for the full year, while the tax-exempt municipal market returned almost 5%.

As bond prices rise and yields decline, the opportunity for continued strength in the bond market diminishes. Near the end of the period, prices retreated in both the taxable and tax-exempt markets. The Fed’s target for short-term interest rates remained near zero throughout the period, keeping money market fund returns at historical lows.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2010
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	6.02%	6.39%	6.23%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	4.76	4.86	4.67
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.79	2.36

Stocks
Russell 1000 Index (Large-caps)	11.48%	-4.66%	1.30%
Russell 2000 Index (Small-caps)	26.98	-0.37	2.79
Dow Jones U.S. Total Stock Market Index	13.39	-3.88	1.84
MSCI All Country World Index ex USA (International)	5.69	-7.41	4.69

CPI
Consumer Price Index	1.14%	1.35%	2.06%

Periods of strength and weakness added up to solid stock returns
Stock prices followed a tortuous path to solid 12-month gains. Strength at the start of the year was followed by a summer of weakness and then an autumn revival. The broad U.S. stock market returned more than 13% for the period. Non-U.S. markets had a more modest return approaching 6%, restrained by the fiscal and political dramas in Europe and the dollar’s gains relative to the euro.

A volatile second half crimped full-year returns
The municipal bond market was relatively stable in the first half of the year, in part because investors favored the higher yields available from longer-term securities rather than the rock-bottom interest rates on money market funds. The second half, however, was turbulent. Bond prices rallied in July and even more in August—thanks in part to a relatively light supply of new tax-exempt bonds, the possibility of higher federal income tax rates after 2010, and slow economic growth (which kept a lid on interest rates). In late August, yields fell to three-decade lows across many maturities in the broad municipal market.

November saw a dramatic turnabout, driven in part by the potential implications of election results, the Fed’s second round of Treasury bond purchases, and some (briefly) encouraging jobs reports pointing to a stronger economy and possibly higher interest rates. As Treasury yields rose, tax-exempt bond yields also climbed—and prices fell. In November, the tax-exempt

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Florida Long-Term Tax-Exempt Fund	0.20%	0.12%	1.08%

The fund expense ratios shown are from the prospectus dated March 29, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2010, the fund’s expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Other States Municipal Debt Funds.

yields of several maturities of AAA-rated general-obligation bonds rose above those of comparable-term taxable Treasuries—an atypical relationship last seen in spring 2009.

Fiscal strains posed challenges; BABs helped ease the pain
The muni market’s ups and downs took place against a backdrop of fiscal challenges. Even as state revenue collections began to improve after the worst financial setbacks since the Great Depression, the budget gaps faced by many states and municipalities remained sobering. On the bright side, with its tradition of conservative fiscal practices, Florida has managed the state budget process better than many states. The legislature passed the state’s 2011 fiscal-year budget just in time, avoiding the protracted delays experienced elsewhere and without tax hikes or pay cuts for state workers. Floridians also breathed a sigh of relief that the Gulf oil spill’s impact was not as severe as had been feared.

However, Florida’s unemployment rate hit a record high of 12.3% in March, and remained near 12% for the rest of the fiscal year. The severe downturn in Florida’s housing market, which accounts for a disproportionately high share of the state’s economy, has kept its unemployment rate considerably higher than the national average.

Total Returns
Ten Years Ended November 30, 2010
Average
Annual Return
Florida Long-Term Tax-Exempt Fund Investor Shares	5.12%
Barclays Capital 10 Year Municipal Bond Index	5.57
Spliced Other States Municipal Debt Funds Average	3.89

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Across the nation, state and local authorities are grappling with how to pay for public-sector workers’ post-employment benefits such as pensions and retiree health care. In Florida, pension reform is a high priority for the new governor.

The fiscal crunch has been tempered somewhat by the generous federal interest rate subsidies available through the Build America Bonds program, which has its roots in the difficulties faced by state and local borrowers during the nation’s financial crisis. (Your fund does not hold these bonds because they are taxable.) More than $165 billion of BABs have been issued nationwide since the program was introduced in early 2009 as part of the federal stimulus package. BABs affected your fund because they have diminished the issuance of new tax-exempt bonds: In calendar year 2010 through November, tax-exempt supply fell to its lowest level in about a decade. This shortage, especially in bonds of longer maturities, led investors to bid up tax-exempt prices—at least, until November.

Although issuers in Florida have not been among the heaviest users of BABs, they were part of the November stampede of borrowers seeking to take advantage of the expiring interest rate subsidy. [Congress allowed the BABs program to expire as scheduled on December 31. With borrowers rushing to beat the deadline, taxable municipal bond issuance nationwide during December appeared on target to exceed tax-exempt issuance for the first month ever.]

For more information on the fund’s positioning and performance during the past year, please see the Advisor’s Report following this letter.

A conservative approach has proven its worth
Over the years, the fund’s advisor, Vanguard Fixed Income Group, has focused on high-quality tax-exempt securities. This approach, along with disciplined portfolio management and low costs, has rewarded shareholders. For the ten years ended November 30, 2010, the fund’s average annual return exceeded the average return of competing funds by well over a percentage point—a significant performance edge in the world of fixed income investing.

Shareholders have also benefited from the advisor’s stringent credit analysis, a Vanguard hallmark. As fiscal fortunes have diverged, it has become harder for individual investors to evaluate the creditworthiness of a wide range of municipal borrowers. Because there are no remaining AAA-rated insurance companies, investors can’t look to guarantees to provide assurance. In addition, a nationwide “recalibration” of municipal bond ratings by two major credit-rating agencies has blurred some of the distinctions among issuers. These factors underscore the importance of the objective insights of Vanguard’s experienced team of credit analysts, who work closely with our portfolio managers and traders.

Diversification and credit analysis aren’t likely to go out of style
Because twists and turns in the bond markets are often as unpredictable as those in the stock markets, we encourage you to diversify your bond holdings, consistent with the investment objectives and principles you consider in managing all of your assets. And always keep in mind the importance of skilled credit analysis. Vanguard Florida Long-Term Tax-Exempt Fund can help by offering you a low-cost, diversified portfolio of Florida securities that meet the high standards of our credit analysts.

Many investors are concerned about what may happen to their bond portfolios if interest rates rise. Conventional wisdom might suggest reallocating some of those assets into shorter-maturity bond funds, which are often thought to be less sensitive to changes in interest rates. Recent Vanguard research, however, underscores the benefits of maintaining a broadly diversified fixed income portfolio regardless of the future direction of interest rates. In fact, our research suggests that greater uncertainty about the outlook for economic growth, the deficit, inflation, and interest rates supports more fixed income diversification, not less.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 10, 2010

Advisor’s Report

For the fiscal year ended November 30, 2010, Vanguard Florida Long-Term Tax-Exempt Fund returned 4.71% for Investor Shares and 4.79% for Admiral Shares, trailing the result for its diversified Barclays Capital index benchmark but topping the average return of competing funds.

The investment environment
A look at tax-exempt yields at the start and end of the fiscal year—shown in the table below—does not do justice to the unusual degree of volatility that the municipal bond market experienced as the year drew to a close.

Until November, the period was characterized by a general slide in yields across the maturity curve, but for different reasons. The Federal Reserve kept interest rates—and, in effect, the returns on money market funds—near zero throughout the year. Scrambling for higher yields, investors turned to intermediate-term municipals, pushing up their prices and pushing down their yields. (As you know, bond prices and yields are inversely related.)

Among the longest-term tax-exempt bonds, demand clashed with a shortage of supply as states and local governments took advantage of federal subsidies to issue taxable municipal bonds, known as Build America Bonds (BABs). In Florida, close to 20% of the approximately $19 billion in bonds issued by state and local governments during the fiscal year were BABs. The temporary BABs program, designed to help fiscally stressed states and municipalities reduce debt financing

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2009	2010
2 years	0.61%	0.60%
5 years	1.50	1.36
10 years	2.78	2.79
30 years	4.28	4.28
Source: Vanguard.

costs, came into existence because of the early-2009 federal stimulus program and was designed to expire on December 31, 2010. Another December 31 deadline—the scheduled expiration of federal tax breaks—spurred demand for tax-exempt securities as uncertainty persisted about what Congress might do. [The BABs program ended on schedule, while the reduced tax rates were extended for two years.]

In August and September, municipal yields reached historical lows. In the final month of the fiscal year, however, the slide in yields (money market funds excepted) abruptly reversed, erasing all or much of the decline, depending on maturity, of the preceding 11 months. November turned out to be the most volatile month for municipal bonds since the height of the financial crisis in the fall of 2008. A new mix of factors led to a sell-off, with many investors moving assets from municipal bond funds to alternatives such as tax-exempt money market funds, despite their scant yields. The volatility and fund outflows continued in December.

November opened with the midterm elections, the results of which led many investors to expect that federal tax cuts would be extended. Immediately afterward, the Federal Reserve announced its widely anticipated program to purchase huge quantities of Treasury bonds, an action intended to stimulate the economy by lowering long-term interest rates. Nonetheless, Treasury yields rose in response to economic data suggesting a possibility of inflation to come. Muni yields followed.

Further upward pressure on yields in November came from expectations of swelling new-issue supply and sales of bonds by mutual funds that needed to raise cash for redemptions. (The Vanguard municipal bond funds have had adequate reserves to meet redemptions.) As of November 30, the yields of longer-term tax-exempt municipal bonds had risen above those of taxable Treasuries, an inversion of the typical pattern.

Management of the fund
The turbulence that characterized the municipal bond market as the fiscal year ended did not reflect a material change in the credit fundamentals of bond issuers. State and local governments remain under great fiscal stress, of course, although the recession technically ended in June 2009. As in previous economic recoveries, the municipal sector tends to lag the general economy because time is needed for higher personal and business income to flow through the tax system. The road to improvement is likely to be longer than usual because of the depth of the recent recession, the worst since the Great Depression.

For this and other reasons, investors are understandably concerned about the health of muni-bond issuers and their ability to make principal and interest payments on time. That is why close monitoring of the financial condition of state and local governments has always been a crucial component of our investment activities. Vanguard’s highly experienced credit analysts review each potential addition to our portfolios and reject those that don’t pass our rigorous evaluation process.

In view of the uncertainties surrounding the pace of the economic recovery, we held the Florida Long-Term Tax-Exempt Fund at a neutral average weighted duration compared with its benchmark index. As a consequence, interest rate positioning had no significant impact on the fund’s performance during this fiscal year.

Outlook
We expect to see more headlines citing the plight of state and local governments, and more comparisons between the states and fiscally stretched European nations. We are confident, however, that states and municipalities will make the tough and unpleasant decisions about tax and service levels necessary to balance their budgets in the short term and address longer-term challenges, such as adequately funding retiree benefits. It’s a process that likely won’t be smooth, in the give-and-take of the political arena.

Nonrenewal of the BABs program would imply more tax-exempt issuance in 2011, especially in the long-term portion of the municipal market. If this happens, the additional supply could produce lower prices and higher yields at the long end of the yield curve.

John M. Carbone, Principal, Portfolio Manager

Christopher W. Alwine, CFA, Principal, Head of Municipal Money Market and Bond Groups

Vanguard Fixed Income Group

December 22, 2010

Florida Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VFLTX	VFLRX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	3.64%	3.72%

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	215	8,595	46,372
Yield to Maturity
(before expenses)	3.9%	3.3%	3.5%
Average Coupon	4.8%	4.9%	5.0%
Average Duration	7.6 years	7.3 years	8.4 years
Average Effective
Maturity	9.2 years	9.9 years 13.4 years
Short-Term
Reserves	7.0%	—	—

Volatility Measures
	Barclays
	10 Year	Barclays
	Municipal	Municipal
	Index	Bond Index
R-Squared	0.83	0.97
Beta	0.94	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	10.4%
1 - 3 Years	8.9
3 - 5 Years	11.8
5 - 10 Years	47.4
10 - 20 Years	7.2
20 - 30 Years	13.9
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
AAA	21.9%
AA	45.1
A	30.2
BBB	1.2
BB	0.4
Not Rated	1.2

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 29, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2010, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Florida Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2000, Through November 30, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Florida Long-Term Tax-Exempt Fund
	Investor Shares	4.71%	4.25%	5.12%	$16,483
••••••••	Barclays Capital Municipal Bond Index	4.76	4.67	5.30	16,754
– – – –	Barclays Capital 10 Year Municipal
	Bond Index	5.51	5.40	5.57	17,200
	Spliced Other States Municipal Debt
	Funds Average	4.08	2.81	3.89	14,653

Spliced Other States Municipal Debt Funds Average: On March 31, 2010, the fund’s peer group changed from Florida Municipal Debt Funds to Other States Municipal Debt Funds. The spliced average, which combines returns for the two groups, is derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Florida Long-Term Tax-Exempt Fund

		Average Annual Total Returns
		Periods Ended November 30, 2010
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
Florida Long-Term Tax-Exempt
Fund Admiral Shares	4.79%	4.33%	4.50%	$74,453
Barclays Capital Municipal Bond
Index	4.76	4.67	4.64	75,375
Barclays Capital 10 Year Municipal
Bond Index	5.51	5.40	5.00	77,761
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 30, 2000, Through November 30, 2010
				Barclays
				10 Year
				Municipal
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2001	5.10%	3.88%	8.98%	8.22%
2002	4.75	2.29	7.04	6.67
2003	4.43	2.95	7.38	6.88
2004	4.33	-0.63	3.70	4.03
2005	4.34	-1.30	3.04	3.01
2006	4.59	1.31	5.90	6.17
2007	4.50	-1.56	2.94	3.51
2008	4.21	-10.08	-5.87	-0.42
2009	5.04	9.59	14.63	12.67
2010	4.36	0.35	4.71	5.51

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	9/1/1992	5.90%	4.72%	4.59%	1.01%	5.60%
Admiral Shares	11/12/2001	5.99	4.80	4.58[1]	0.29[1]	4.87[1]
1 Return since inception.

Florida Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.5%)
Florida (97.7%)
Alachua County FL Health Facilities Authority
Revenue (Shands Teaching Hospital & Clinics
Inc. Project)	6.250%	12/1/11 (14)	1,595	1,663
Alachua County FL Health Facilities Authority
Revenue (Shands Teaching Hospital & Clinics
Inc. Project)	6.250%	12/1/16 (14)	8,695	9,908
Boynton Beach FL Utility System Revenue	5.375%	11/1/13 (14)	2,400	2,562
Boynton Beach FL Utility System Revenue	5.375%	11/1/15 (14)	2,665	2,896
Boynton Beach FL Utility System Revenue	5.500%	11/1/18 (14)	3,125	3,412
Brevard County FL Health Facilities Authority
Revenue (Health First Inc. Project)	7.000%	4/1/39	7,000	7,626
Brevard County FL Industrial Development
Revenue (TUFF Florida Technical Project)	6.750%	11/1/39	2,700	2,757
Broward County FL Airport System Revenue	5.375%	10/1/29	1,500	1,548
Broward County FL Educational Facilities
Authority Revenue (Nova Southeastern
University Project) VRDO	0.290%	12/1/10 LOC	8,000	8,000
Broward County FL Educational Facilities
Authority Revenue (Nova Southeastern
University Project) VRDO	0.310%	12/1/10 LOC	3,505	3,505
Broward County FL Port Facilities Revenue	6.000%	9/1/25	2,000	2,155
Broward County FL Sales Tax Revenue
(Main Courthouse Project)	5.250%	10/1/36	2,500	2,540
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,415
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	4,822
Broward County FL School Board COP	5.500%	7/1/18 (4)	3,625	3,753
Broward County FL School Board COP	5.500%	7/1/19 (4)	15,460	15,970
Broward County FL School Board COP	5.000%	7/1/20 (4)	5,000	5,375
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.500%	6/1/14	15,000	16,081
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.000%	6/1/15	5,000	5,293
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.000%	6/1/16	1,000	1,055
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.250%	6/1/17	1,000	1,049

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citizens Property Insurance Corp.
Florida Revenue (High Risk Account)	5.500%	6/1/17	5,000	5,316
Citrus County FL Water & Wastewater
System Revenue	5.000%	10/1/25 (4)	3,670	3,834
Clearwater FL Water & Sewer Revenue	5.250%	12/1/39	5,000	5,141
Collier County FL Special Obligation Revenue	5.000%	7/1/34	3,000	3,046
Coral Gables FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.250%	8/15/14 (Prere.)	1,855	2,132
Davie FL Water & Sewer Revenue	6.375%	10/1/12 (ETM)	1,330	1,419
Duval County FL School Board COP	5.000%	7/1/33 (4)	2,000	1,963
1 Florida Board of Education Capital Outlay GO	5.000%	6/1/33	3,000	3,117
Florida Board of Education Lottery Revenue	5.000%	7/1/17	2,500	2,862
Florida Board of Education Lottery Revenue	5.250%	1/1/19 (14)	3,330	3,599
Florida Board of Education Lottery Revenue	5.000%	7/1/20	3,560	3,995
Florida Board of Education Lottery Revenue	5.000%	7/1/20 (2)	3,000	3,233
Florida Board of Education Lottery Revenue	5.000%	1/1/22 (14)	3,640	3,785
Florida Board of Education Lottery Revenue	5.000%	7/1/22	6,165	6,699
Florida Board of Education Lottery Revenue	5.250%	7/1/24	3,070	3,342
Florida Board of Education Public Education
Capital Outlay GO	5.000%	6/1/18	3,615	4,228
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/19	3,800	4,433
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/20 (3)	5,000	5,492
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/21	6,400	6,954
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/22	3,590	4,049
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/23	2,500	2,793
Florida Board of Education
Public Education Capital Outlay GO	6.000%	6/1/23	3,000	3,771
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/27	5,000	5,239
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/28	7,075	7,275
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/29	5,000	5,306
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/32	12,050	12,117
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/34	2,000	2,070
Florida Board of Education
Public Education Capital Outlay GO	5.000%	6/1/35	20,000	20,629
Florida Board of Education
Public Education Capital Outlay GO	4.750%	6/1/37 (14)	2,000	1,982
Florida Department of Environmental
Protection & Preservation Revenue	5.000%	7/1/27	5,000	5,149
Florida Department of Transportation GO	5.000%	7/1/25	2,620	2,765
Florida Department of Transportation GO	5.000%	7/1/30	7,350	7,544
Florida Gulf Coast University Financing Corp.
Capital Improvement Revenue
(Housing Project) VRDO	0.250%	12/7/10 LOC	4,805	4,805

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Housing Finance Corp.
Homeowner Mortgage Revenue	5.500%	7/1/39	1,220	1,252
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	5.000%	7/1/13	15,000	15,960
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	5.000%	7/1/15	3,000	3,267
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	5.000%	7/1/16	6,350	6,939
Florida Municipal Power Agency Revenue	5.000%	10/1/31	6,075	6,114
Florida Municipal Power Agency Revenue	6.250%	10/1/31	2,000	2,233
Florida Turnpike Authority Revenue	5.000%	7/1/17	1,845	2,141
Florida Turnpike Authority Revenue	5.000%	7/1/20 (14)	2,155	2,337
Florida Turnpike Authority Revenue	5.000%	7/1/33	13,885	13,979
Florida Water Pollution Control
Financing Corp. Revenue	5.000%	1/15/20	2,000	2,289
Florida Water Pollution Control
Financing Corp. Revenue	5.000%	1/15/25	3,000	3,245
Gainsville FL Utility System Revenue VRDO	0.500%	12/1/10	3,900	3,900
Greater Orlando Aviation Authority
Orlando Florida Airport Facilities Revenue	5.000%	10/1/39	4,000	3,934
Halifax Hospital Medical Center
Florida Hospital Revenue	5.500%	6/1/38 (4)	3,000	3,009
Hernando County FL Water & Sewer Revenue	5.000%	6/1/29 (14)	4,000	4,046
Highlands County FL Health Facilities
Authority Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/15 (Prere.)	1,225	1,426
Highlands County FL Health Facilities
Authority Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/31	4,000	3,879
Highlands County FL Health Facilities
Authority Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.000%	11/15/35	8,775	8,320
Highlands County FL Health Facilities
Authority Hospital Revenue (Adventist Health
System/Sunbelt Obligated Group)	5.625%	11/15/37	5,000	5,079
Hillsborough County FL Aviation Authority
Revenue (Tampa International Airport)	5.500%	10/1/14 (4)	5,265	5,987
Hillsborough County FL Aviation Authority
Revenue (Tampa International Airport)	5.500%	10/1/15 (4)	3,845	4,429
Hillsborough County FL Industrial Development
Authority Hospital Revenue (H. Lee Moffitt
Cancer Center Project)	5.250%	7/1/27	3,000	2,938
Hillsborough County FL Industrial Development
Authority Hospital Revenue
(Tampa General Hospital Project)	5.250%	10/1/26	4,800	4,646
Hillsborough County FL Industrial Development
Authority Hospital Revenue
(Tampa General Hospital Project)	5.250%	10/1/34	7,570	6,944
Hillsborough County FL Industrial Development
Authority Pollution Control Revenue
(Tampa Electric Co. Project) PUT	5.150%	9/1/13	2,000	2,155
Hillsborough County FL Industrial Development
Authority Revenue (University
Community Hospital)	6.500%	8/15/19 (14)(ETM)	5,000	6,190

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hillsborough County FL School Board
(Master Lease Program) COP VRDO	0.280%	12/1/10 (14)LOC	4,125	4,125
Hillsborough County FL School Board COP	5.000%	7/1/25	2,500	2,620
Jacksonville FL Econ. Dev. Commission
Healthcare Fac. Rev. (Methodist Refunding
Project) VRDO	0.798%	12/1/10 LOC	3,300	3,300
Jacksonville FL Economic Development
Commission Health Care Facilities
Revenue (Mayo Clinic)	5.000%	11/15/36	3,000	2,974
Jacksonville FL Electric Authority
Electric System Revenue	5.000%	10/1/38	2,500	2,541
Jacksonville FL Electric Authority
Electric System Revenue VRDO	0.270%	12/7/10	7,035	7,035
Jacksonville FL Electric Authority
Electric System Revenue VRDO	0.270%	12/7/10	4,435	4,435
Jacksonville FL Electric Authority Power
Supply System Revenue (Scherer 4 Project)	5.625%	10/1/33	4,000	4,236
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	4.750%	10/1/33	1,920	1,888
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.000%	10/1/37	5,000	5,003
Jacksonville FL Electric Authority Revenue
(St. John’s River Power Park)	5.500%	10/1/39	3,660	3,756
Jacksonville FL Electric Authority
Water & Sewer Revenue	5.000%	10/1/39	3,500	3,549
Jacksonville FL Electric Authority
Water & Sewer Revenue	5.375%	10/1/39	1,125	1,136
Jacksonville FL Health Facilities Authority
Hospital Revenue (Baptist Medical
Center Project)	5.000%	8/15/27	2,500	2,466
Jacksonville FL Health Facilities Authority
Hospital Revenue (Baptist Medical
Center Project)	5.000%	8/15/37	3,800	3,591
Jacksonville FL Health Facilities Authority
Hospital Revenue (Baptist Medical
Center Project) VRDO	0.270%	12/1/10 LOC	200	200
Jacksonville FL Sales Taxes Revenue	5.000%	10/1/30	5,000	5,140
Jacksonville FL Transportation Revenue	5.000%	10/1/28 (14)	3,130	3,210
Jacksonville FL Transportation Revenue	5.000%	10/1/29 (14)	3,065	3,129
Key West FL Utility Board Election Revenue	5.000%	10/1/31 (14)	5,275	5,290
Lake County FL School Board COP	5.000%	6/1/30 (2)	7,000	6,821
Lakeland FL Electric & Water Revenue	0.000%	10/1/12 (14)	2,020	1,969
Lakeland FL Electric & Water Revenue	6.050%	10/1/14 (4)	2,000	2,308
Lakeland FL Water & Wastewater Revenue	5.250%	10/1/32	3,925	3,976
Lee County FL Industrial Development
Authority Health Care Facilities Revenue
(Shell Point Village)	5.000%	11/15/29	4,000	3,425
Lee Memorial Health System Florida
Hospital Revenue	5.250%	4/1/35 (14)	5,090	4,835
Marion County FL Hospital District
Health System Improvement Revenue
(Munroe Regional Health System)	5.000%	10/1/29	6,540	6,188
Miami FL Special Obligation Revenue
(Marlins Stadium Project)	5.250%	7/1/35 (4)	2,000	1,970

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Miami FL Special Obligation Revenue
(Street & Sidewalk Improvement Program)	5.625%	1/1/39	2,000	2,003
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/23	3,000	3,120
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/24	3,000	3,068
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/30 (14)	4,440	4,352
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/35	2,500	2,451
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/35	2,400	2,419
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/36	2,000	2,036
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/37 (14)	4,655	4,495
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/41 (4)	1,150	1,116
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.000%	10/1/41	2,500	2,391
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.375%	10/1/41	5,000	5,033
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	9,000	9,133
Miami-Dade County FL Aviation Revenue
(Miami International Airport)	5.500%	10/1/41	1,475	1,497
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/24 (2)	6,515	6,987
Miami-Dade County FL Educational Facilities
Authority Revenue (University of Miami)	5.250%	4/1/31 (2)	3,000	3,000
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/37 (2)	4,500	4,384
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/39 (2)	5,000	4,855
Miami-Dade County FL Expressway Authority
Toll System Revenue	5.000%	7/1/40	7,000	6,789
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/27 (14)	10,000	9,683
Miami-Dade County FL Public Facilities Revenue
(Jackson Memorial Hospital)	5.000%	6/1/28 (14)	9,390	9,123
Miami-Dade County FL School Board COP	5.000%	8/1/14 (14)	1,665	1,800
Miami-Dade County FL School Board COP	5.000%	5/1/15 (12)	2,500	2,799
Miami-Dade County FL School Board COP	5.250%	5/1/19 (12)	5,000	5,651
Miami-Dade County FL School Board COP	5.250%	5/1/31 (12)	8,165	8,402
Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	5,000	4,751
Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (14)	8,500	8,630
2 Miami-Dade County FL Special Obligation
Revenue TOB VRDO	0.290%	12/1/10 LOC	3,615	3,615
Miami-Dade County FL Transit
Sales Surtax Revenue	5.000%	7/1/19 (4)	2,000	2,254
Miami-Dade County FL Transit
Sales Surtax Revenue	5.000%	7/1/31 (10)	5,000	5,085
Miami-Dade County FL Water &
Sewer Revenue	5.000%	10/1/20 (10)	4,385	4,746

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Miami-Dade County FL Water &
Sewer Revenue	5.000%	10/1/26 (14)	12,000	12,385
Miami-Dade County FL Water &
Sewer Revenue	5.000%	10/1/34	3,500	3,505
Miami-Dade County FL Water &
Sewer Revenue	5.000%	10/1/39 (4)	3,000	3,016
North Brevard County FL Hospital District
Revenue (Parrish Medical Center Project)	5.750%	10/1/38	2,000	2,031
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/13 (14)	1,890	2,069
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/16 (14)	1,515	1,701
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	6.250%	10/1/18 (14)	5,770	6,602
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System)	5.125%	11/15/39	9,000	8,489
Orange County FL Health Facilities Authority
Hospital Revenue (Orlando Regional
Healthcare System) VRDO	3.450%	12/1/10 (4)	4,420	4,420
Orange County FL Health Facilities Authority
Revenue (Nemours Foundation Project)	5.000%	1/1/39	6,500	6,508
Orange County FL Health Facilities Authority
Revenue (Nemours Foundation Project) VRDO	0.320%	12/7/10 LOC	6,400	6,400
Orange County FL Industrial Development
Authority Revenue (Catholic Charities of
Central Florida Inc. & Diocese of
Orlando Projects) VRDO	0.670%	12/1/10 LOC	900	900
Orange County FL School Board COP	5.000%	8/1/23 (14)	5,000	5,173
Orange County FL School Board COP	5.000%	8/1/32 (14)	8,000	7,989
Orange County FL School Board COP VRDO	0.280%	12/1/10 LOC	1,100	1,100
Orange County FL Tourist
Development Revenue	4.750%	10/1/32 (10)	10,000	9,466
Orlando & Orange County FL
Expressway Authority Revenue	8.250%	7/1/14 (14)	3,000	3,637
Orlando & Orange County FL
Expressway Authority Revenue	8.250%	7/1/15 (14)	8,360	10,511
Orlando & Orange County FL
Expressway Authority Revenue	5.000%	7/1/28	2,000	2,052
Orlando & Orange County FL
Expressway Authority Revenue	5.000%	7/1/28 (12)	5,000	5,114
Orlando & Orange County FL
Expressway Authority Revenue	5.000%	7/1/30	1,000	1,006
Orlando & Orange County FL
Expressway Authority Revenue	5.000%	7/1/32 (4)	10,000	10,027
Orlando & Orange County FL
Expressway Authority Revenue	5.000%	7/1/35	2,000	1,967
Orlando & Orange County FL
Expressway Authority Revenue	5.000%	7/1/40	3,000	2,923
Orlando & Orange County FL
Expressway Authority Revenue VRDO	0.340%	12/7/10 (4)	5,000	5,000

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/18	3,000	3,490
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/29	3,675	3,848
Orlando FL Utility Commission
Utility System Revenue	5.000%	10/1/33	3,000	3,074
Orlando FL Utility Commission
Utility System Revenue	5.250%	10/1/39	2,500	2,611
Orlando FL Utility Commission
Water & Electric Revenue	5.000%	10/1/25	2,100	2,217
Palm Beach County FL Criminal Justice
Facilities Revenue	7.200%	6/1/15 (14)	3,000	3,673
Palm Beach County FL Health Facilities
Authority Hospital Revenue (BRCH Corp.
Obligated Group)	5.625%	12/1/31	6,000	5,236
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/33	2,000	2,013
Palm Beach County FL Public
Improvement Revenue	5.000%	5/1/38	3,000	2,987
Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,433
Palm Beach County FL School Board COP	5.000%	8/1/24 (14)	7,135	7,392
Palm Beach County FL School Board COP	5.000%	8/1/27 (14)	5,000	5,088
Palm Beach County FL Solid Waste
Authority Revenue	5.000%	10/1/25 (13)	3,370	3,552
Palm Beach County FL Solid Waste
Authority Revenue	5.000%	10/1/27 (13)	1,000	1,039
Palm Beach County FL Solid Waste
Authority Revenue	5.500%	10/1/28	5,000	5,273
3 Palm Beach County FL Water & Sewer
Revenue	5.000%	10/1/31	8,295	8,574
Panama City FL Utility Revenue	5.000%	6/1/39 (12)	3,000	3,010
Polk County FL Transportation Revenue	5.000%	12/1/20	1,000	1,084
Polk County FL Utility System Revenue	5.250%	10/1/21 (14)	3,620	3,790
Port St. Lucie FL Revenue	6.250%	9/1/27 (12)	2,000	2,187
Port St. Lucie FL Utility Revenue	5.000%	9/1/35 (12)	2,000	2,014
Putman County FL Authority Pollution
Control Revenue (Seminole Electric
Cooperative Inc. Project) PUT	5.350%	5/1/18 (2)	3,500	3,703
Sarasota County FL Public Hospital District
Hospital Revenue (Sarasota Memorial
Hospital Project)	5.625%	7/1/39	5,000	5,118
Sarasota County FL Public Hospital District
Hospital Revenue (Sarasota Memorial
Hospital Project) VRDO	0.260%	12/1/10 LOC	5,200	5,200
Sarasota County FL School Board COP	5.375%	7/1/23	3,000	3,220
Sarasota County FL School Board COP	5.500%	7/1/24	2,775	2,967
Seacoast FL Utility Authority Water &
Sewer Revenue	5.500%	3/1/17 (14)	2,400	2,816
Seacoast FL Utility Authority Water &
Sewer Revenue	5.500%	3/1/19 (14)	3,595	4,223
Seminole County FL Water & Sewer Revenue	6.000%	10/1/12 (14)	3,430	3,602
Seminole County FL Water & Sewer Revenue	6.000%	10/1/19 (14)	2,350	2,732
Seminole County FL Water & Sewer Revenue	5.000%	10/1/36	5,000	4,992
South Broward FL Hospital District Revenue	5.000%	5/1/35 (14)	5,050	4,938
South Florida Water Management District COP	5.000%	10/1/36 (2)	10,000	10,009

Florida Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health South
Florida Obligated Group)	5.000%	8/15/18	2,000	2,197
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.000%	8/15/20	5,000	5,322
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.000%	8/15/22	5,000	5,205
South Miami FL Health Facilities Authority
Hospital Revenue (Baptist Health
South Florida Obligated Group)	5.000%	8/15/37	5,000	4,870
St. John’s County FL Industrial Development
Authority Health Care Revenue
(Vicars Landing Project)	5.000%	2/15/17	1,485	1,539
St. John’s County FL Ponte Verda
Utility Systems Revenue	5.000%	10/1/30 (4)	3,650	3,689
St. Johns County FL Development Authority
Revenue (Presbyterian Retirement
Communities Project)	6.000%	8/1/45	5,000	5,043
St. Petersburg FL Health Facilities Authority
Revenue (All Children’s Hospital Inc.
Obligated Group)	6.500%	11/15/39	2,000	2,177
St. Petersburg FL Public Utility Revenue	5.500%	10/1/37	1,535	1,616
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)(ETM)	7,255	8,261
Sunrise FL Utility System Revenue	5.200%	10/1/22 (2)	9,550	10,214
Tallahassee FL Energy System Revenue	5.000%	10/1/37 (14)	2,500	2,501
Tampa Bay FL Water Utility System Revenue	5.000%	10/1/34	10,000	10,142
University of Central Florida
Athletic Association Inc. COP	5.000%	10/1/35 (14)	2,800	2,562
University of North Florida Foundation Inc.
Revenue VRDO	0.330%	12/1/10 LOC	2,200	2,200
Winter Park FL Water & Sewer Revenue	5.000%	12/1/34	2,000	2,025
				952,550
Puerto Rico (1.8%)
Puerto Rico GO	5.250%	7/1/19	775	788
Puerto Rico Infrastructure Financing
Authority Special Tax Revenue	0.000%	7/1/36 (2)	25,120	4,488
Puerto Rico Public Buildings Authority
Government Facilities Revenue PUT	5.000%	7/1/12 (2)	11,900	12,256
				17,532
Total Tax-Exempt Municipal Bonds (Cost $949,639)				970,082
Other Assets and Liabilities (0.5%)
Other Assets				15,730
Liabilities				(11,212)
				4,518
Net Assets (100%)				974,600

Florida Long-Term Tax-Exempt Fund

At November 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	958,884
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(4,725)
Unrealized Appreciation (Depreciation)
Investment Securities	20,443
Futures Contracts	(2)
Net Assets	974,600

Investor Shares—Net Assets
Applicable to 14,389,766 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	163,333
Net Asset Value Per Share—Investor Shares	$11.35

Admiral Shares—Net Assets
Applicable to 71,473,223 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	811,267
Net Asset Value Per Share—Admiral Shares	$11.35

See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2010.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the value of this security represented 0.4% of net assets.
3 Securities with a value of $569,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
A key to abbreviations and other references follows the Statement of Net Assets.

Florida Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Florida Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2010
($000)
Investment Income
Income
Interest	44,875
Total Income	44,875
Expenses
The Vanguard Group—Note B
Investment Advisory Services	91
Management and Administrative—Investor Shares	339
Management and Administrative—Admiral Shares	703
Marketing and Distribution—Investor Shares	53
Marketing and Distribution—Admiral Shares	157
Custodian Fees	9
Auditing Fees	27
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	1,387
Net Investment Income	43,488
Realized Net Gain (Loss)
Investment Securities Sold	8,165
Futures Contracts	(923)
Realized Net Gain (Loss)	7,242
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,653)
Futures Contracts	50
Change in Unrealized Appreciation (Depreciation)	(3,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	47,127

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	43,488	44,389
Realized Net Gain (Loss)	7,242	2,341
Change in Unrealized Appreciation (Depreciation)	(3,603)	84,945
Net Increase (Decrease) in Net Assets Resulting from Operations	47,127	131,675
Distributions
Net Investment Income
Investor Shares	(9,023)	(9,819)
Admiral Shares	(34,465)	(34,570)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(43,488)	(44,389)
Capital Share Transactions
Investor Shares	(57,491)	(15,196)
Admiral Shares	27,049	(6,349)
Net Increase (Decrease) from Capital Share Transactions	(30,442)	(21,545)
Total Increase (Decrease)	(26,803)	65,741
Net Assets
Beginning of Period	1,001,403	935,662
End of Period	974,600	1,001,403

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.31	$10.32	$11.53	$11.73	$11.62
Investment Operations
Net Investment Income	.488	.493	.507	.515	.513
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.990	(1.158)	(.183)	.152
Total from Investment Operations	.528	1.483	(.651)	.332	.665
Distributions
Dividends from Net Investment Income	(.488)	(.493)	(.507)	(.515)	(.513)
Distributions from Realized Capital Gains	—	—	(.052)	(.017)	(.042)
Total Distributions	(.488)	(.493)	(.559)	(.532)	(.555)
Net Asset Value, End of Period	$11.35	$11.31	$10.32	$11.53	$11.73

Total Return[1]	4.71%	14.63%	-5.87%	2.94%	5.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$163	$219	$215	$263	$301
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.15%	0.15%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.26%	4.51%	4.57%	4.47%	4.44%
Portfolio Turnover Rate	22%	22%	35%	16%	25%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.31	$10.32	$11.53	$11.73	$11.62
Investment Operations
Net Investment Income	.497	.502	.515	.523	.522
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.990	(1.158)	(.183)	.152
Total from Investment Operations	.537	1.492	(.643)	.340	.674
Distributions
Dividends from Net Investment Income	(.497)	(.502)	(.515)	(.523)	(.522)
Distributions from Realized Capital Gains	—	—	(.052)	(.017)	(.042)
Total Distributions	(.497)	(.502)	(.567)	(.540)	(.564)
Net Asset Value, End of Period	$11.35	$11.31	$10.32	$11.53	$11.73

Total Return	4.79%	14.72%	-5.80%	3.01%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$811	$782	$721	$858	$902
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.34%	4.59%	4.64%	4.54%	4.51%
Portfolio Turnover Rate	22%	22%	35%	16%	25%

See accompanying Notes, which are an integral part of the Financial Statements.

Florida Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Florida Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2010, the fund had contributed capital of $179,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of November 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	970,082	—
Futures Contracts—Assets[1]	43	—	—
Total	43	970,082	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2011	67	14,698	(2)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Florida Long-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2010, the fund had available realized losses of $3,674,000 to offset future net capital gains through November 30, 2016.

The fund had realized losses totaling $1,022,000 through November 30, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2010, the cost of investment securities for tax purposes was $950,692,000. Net unrealized appreciation of investment securities for tax purposes was $19,390,000, consisting of unrealized gains of $32,153,000 on securities that had risen in value since their purchase and $12,763,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2010, the fund purchased $204,068,000 of investment securities and sold $238,378,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	41,240	3,594	43,125	3,928
Issued in Lieu of Cash Distributions	6,201	540	6,727	614
Redeemed	(104,932)	(9,123)	(65,048)	(5,959)
Net Increase (Decrease)—Investor Shares	(57,491)	(4,989)	(15,196)	(1,417)
Admiral Shares
Issued	140,284	12,208	99,001	9,069
Issued in Lieu of Cash Distributions	21,911	1,909	21,680	1,978
Redeemed	(135,146)	(11,811)	(127,030)	(11,727)
Net Increase (Decrease)—Admiral Shares	27,049	2,306	(6,349)	(680)

H. In preparing the financial statements as of November 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Florida Tax-Free Funds and the Shareholders of Vanguard Florida Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Long-Term Tax-Exempt Fund (constituting Vanguard Florida Tax-Free Funds, hereafter referred to as the “Fund”) at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 13, 2011

Special 2010 tax information (unaudited) for Vanguard Florida Long-Term Tax-Exempt Fund

This information for the fiscal year ended November 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax-Exempt Fund	5/31/2010	11/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,010.32	$1.01
Admiral Shares	1,000.00	1,010.73	0.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Moody’s Investors Service and Standard & Poor’s, and the higher rating for each issue is used.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q180 012011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2010: $27,000
Fiscal Year Ended November 30, 2009: $24,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2010: $3,607,060
Fiscal Year Ended November 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2010: $791,350
Fiscal Year Ended November 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2010: $336,090
Fiscal Year Ended November 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2010: $16,000
Fiscal Year Ended November 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2010: $352,090
Fiscal Year Ended November 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 25, 2011

VANGUARD FLORIDA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 25, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.